Exhibit 99.1

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended				Year Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
Revenues and reimbursable expenses:
Revenues	$154,426	$184,019	$175,465	$185,100	$699,010
Reimbursable expenses	16,308	20,867	16,091	16,747	70,013
Total revenues and reimbursable expenses	170,734	204,886	191,556	201,847	769,023
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	101,394	101,233	94,821	104,467	401,915
Amortization of intangible assets and software development costs	2,454	4,910	4,738	4,686	16,788
Reimbursable expenses	16,407	20,950	15,837	16,738	69,932
Total direct costs and reimbursable expenses	120,255	127,093	115,396	125,891	488,635
Operating expenses and other operating (gains) losses:
Selling, general and administrative expenses	36,824	41,186	39,246	40,646	157,902
Restructuring charges	656	601	320	1,752	3,329
Litigation and other (gains) losses	(226)	750	—	(10,000)	(9,476)
Depreciation and amortization	5,289	6,459	6,538	6,849	25,135
Total operating expenses and other operating (gains) losses	42,543	48,996	46,104	39,247	176,890
Operating income	7,936	28,797	30,056	36,709	103,498
Other income (expense), net:
Interest expense, net of interest income	(4,393)	(4,763)	(4,638)	(4,342)	(18,136)
Other income (expense), net	(683)	101	(1,400)	185	(1,797)
Total other expense, net	(5,076)	(4,662)	(6,038)	(4,157)	(19,933)
Income from continuing operations before income tax expense	2,860	24,135	24,018	32,552	83,565
Income tax expense	1,892	9,987	9,741	50	21,670
Net income from continuing operations	968	14,148	14,277	32,502	61,895
Income (loss) from discontinued operations, net of tax	534	4,685	5,097	(13,159)	(2,843)
Net income	$1,502	$18,833	$19,374	$19,343	$59,052
Net earnings per basic share:
Net income from continuing operations	$0.04	$0.64	$0.65	$1.47	$2.80
Income (loss) from discontinued operations, net of tax	0.03	0.21	0.23	(0.59)	(0.13)
Net income	$0.07	$0.85	$0.88	$0.88	$2.67
Net earnings per diluted share:
Net income from continuing operations	$0.04	$0.62	$0.63	$1.44	$2.74
Income (loss) from discontinued operations, net of tax	0.03	0.21	0.23	(0.58)	(0.13)
Net income	$0.07	$0.83	$0.86	$0.86	$2.61
Weighted average shares used in calculating earnings per share:
Basic	22,126	22,220	22,107	22,093	22,136
Diluted	22,602	22,654	22,592	22,551	22,600

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Quarter Ended				Year Ended
Segment and Consolidated Operating Results (in thousands):	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
Huron Healthcare:
Revenues	$98,004	$118,506	$112,114	$118,263	$446,887
Operating income	$28,980	$45,531	$47,609	$47,440	$169,560
Segment operating income as a percentage of segment revenues	29.6%	38.4%	42.5%	40.1%	37.9%
Huron Education and Life Sciences:
Revenues	$39,897	$42,939	$42,056	$43,041	$167,933
Operating income	$11,780	$13,174	$10,473	$8,789	$44,216
Segment operating income as a percentage of segment revenues	29.5%	30.7%	24.9%	20.4%	26.3%
Huron Business Advisory:
Revenues	$15,738	$22,186	$21,249	$23,795	$82,968
Operating income	$1,599	$6,684	$5,231	$5,749	$19,263
Segment operating income as a percentage of segment revenues	10.2%	30.1%	24.6%	24.2%	23.2%
All Other:
Revenues	$787	$388	$46	$1	$1,222
Operating loss	$(992)	$(530)	$(132)	$(64)	$(1,718)
Segment operating loss as a percentage of segment revenues	N/M	N/M	N/M	N/M	N/M
Total Company:
Revenues	$154,426	$184,019	$175,465	$185,100	$699,010
Reimbursable expenses	16,308	20,867	16,091	16,747	70,013
Total revenues and reimbursable expenses	$170,734	$204,886	$191,556	$201,847	$769,023
Statements of Earnings reconciliation:
Segment operating income	$41,367	$64,859	$63,181	$61,914	$231,321
Items not allocated at the segment level:
Other operating expenses and gains	28,142	29,603	26,587	18,356	102,688
Depreciation and amortization expense	5,289	6,459	6,538	6,849	25,135
Total operating income	7,936	28,797	30,056	36,709	103,498
Other expense, net	5,076	4,662	6,038	4,157	19,933
Income from continuing operations before income tax expense	$2,860	$24,135	$24,018	$32,552	$83,565
Other Operating Data (excluding All Other):
Number of full-time billable consultants (at period end) (1):
Huron Healthcare	1,105	1,087	1,084	1,037	1,037
Huron Education and Life Sciences	425	428	458	478	478
Huron Business Advisory	211	204	279	306	306
Total	1,741	1,719	1,821	1,821	1,821
Average number of full-time billable consultants (for the period) (1):
Huron Healthcare	1,108	1,090	1,078	1,063	1,085
Huron Education and Life Sciences	423	427	444	474	442
Huron Business Advisory	205	206	261	302	243
Total	1,736	1,723	1,783	1,839	1,770

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Quarter Ended				Year Ended
Other Operating Data (continued):	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
Full-time billable consultant utilization rate (2):
Huron Healthcare	72.5%	75.8%	81.1%	82.7%	77.9%
Huron Education and Life Sciences	76.4%	76.0%	75.2%	74.4%	75.5%
Huron Business Advisory	69.5%	75.1%	79.4%	74.8%	75.0%
Total	73.1%	75.8%	79.4%	79.2%	76.9%
Full-time billable consultant average billing rate per hour (3):
Huron Healthcare	$211	$230	$204	$223	$217
Huron Education and Life Sciences	$225	$237	$227	$233	$231
Huron Business Advisory (4)	$227	$292	$196	$215	$228
Total	$217	$239	$209	$224	$222
Revenue per full-time billable consultant (in thousands):
Huron Healthcare	$72	$82	$77	$82	$313
Huron Education and Life Sciences	$81	$86	$80	$77	$325
Huron Business Advisory	$74	$104	$77	$76	$328
Total	$74	$86	$78	$80	$318
Average number of full-time equivalents (for the period) (5):
Huron Healthcare	127	188	196	199	179
Huron Education and Life Sciences	38	33	49	51	43
Huron Business Advisory	5	8	10	9	8
Total	170	229	255	259	230
Revenue per full-time equivalent (in thousands):
Huron Healthcare	$145	$156	$148	$155	$604
Huron Education and Life Sciences	$149	$183	$133	$124	$574
Huron Business Advisory	$89	$95	$112	$106	$408
Total	$144	$158	$144	$147	$591

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended				Year Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Revenues and reimbursable expenses:
Revenues	$155,756	$156,109	$151,904	$163,917	$627,686
Reimbursable expenses	18,617	19,907	17,689	17,634	73,847
Total revenues and reimbursable expenses	174,373	176,016	169,593	181,551	701,533
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	87,650	92,401	99,893	104,333	384,277
Amortization of intangible assets and software development costs	938	1,245	1,182	1,225	4,590
Reimbursable expenses	18,953	19,666	17,656	17,580	73,855
Total direct costs and reimbursable expenses	107,541	113,312	118,731	123,138	462,722
Operating expenses and other operating (gains) losses:
Selling, general and administrative expenses	31,138	37,035	33,792	30,834	132,799
Restructuring charges	(5)	724	115	1,977	2,811
Litigation and other gains	—	(440)	(150)	—	(590)
Depreciation and amortization	3,639	3,868	3,975	3,969	15,451
Total operating expenses and other operating gains	34,772	41,187	37,732	36,780	150,471
Operating income	32,060	21,517	13,130	21,633	88,340
Other income (expense), net:
Interest expense, net of interest income	(1,353)	(1,561)	(1,876)	(3,889)	(8,679)
Other income (expense), net	153	198	(51)	100	400
Total other expense, net	(1,200)	(1,363)	(1,927)	(3,789)	(8,279)
Income from continuing operations before income tax expense	30,860	20,154	11,203	17,844	80,061
Income tax expense	13,766	7,681	3,736	7,876	33,059
Net income from continuing operations	17,094	12,473	7,467	9,968	47,002
Income from discontinued operations, net of tax	17,032	7,440	4,752	2,825	32,049
Net income	$34,126	$19,913	$12,219	$12,793	$79,051
Net earnings per basic share:
Net income from continuing operations	$0.76	$0.55	$0.33	$0.45	$2.10
Income from discontinued operations, net of tax	0.75	0.33	0.21	0.13	1.42
Net income	$1.51	$0.88	$0.54	$0.58	$3.52
Net earnings per diluted share:
Net income from continuing operations	$0.74	$0.54	$0.33	$0.44	$2.05
Income from discontinued operations, net of tax	0.74	0.32	0.20	0.13	1.40
Net income	$1.48	$0.86	$0.53	$0.57	$3.45
Weighted average shares used in calculating earnings per share:
Basic	22,588	22,645	22,488	22,010	22,431
Diluted	23,086	23,098	22,975	22,548	22,925

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Quarter Ended				Year Ended
Segment and Consolidated Operating Results (in thousands):	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Huron Healthcare:
Revenues	$107,548	$100,967	$97,812	$109,476	$415,803
Operating income	$51,220	$38,475	$27,727	$41,593	$159,015
Segment operating income as a percentage of segment revenues	47.6%	38.1%	28.3%	38.0%	38.2%
Huron Education and Life Sciences:
Revenues	$33,576	$37,747	$36,523	$38,116	$145,962
Operating income	$6,447	$11,633	$9,459	$8,592	$36,131
Segment operating income as a percentage of segment revenues	19.2%	30.8%	25.9%	22.5%	24.8%
Huron Business Advisory:
Revenues	$13,382	$16,574	$17,142	$15,742	$62,840
Operating income	$2,555	$5,129	$4,397	$1,954	$14,035
Segment operating income as a percentage of segment revenues	19.1%	30.9%	25.7%	12.4%	22.3%
All Other:
Revenues	$1,250	$821	$427	$583	$3,081
Operating loss	$(458)	$(520)	$(655)	$(833)	$(2,466)
Segment operating loss as a percentage of segment revenues	N/M	N/M	N/M	N/M	N/M
Total Company:
Revenues	$155,756	$156,109	$151,904	$163,917	$627,686
Reimbursable expenses	18,617	19,907	17,689	17,634	73,847
Total revenues and reimbursable expenses	$174,373	$176,016	$169,593	$181,551	$701,533
Statements of Earnings reconciliation:
Segment operating income	$59,764	$54,717	$40,928	$51,306	$206,715
Items not allocated at the segment level:
Other operating expenses and gains	24,065	29,332	23,823	25,704	102,924
Depreciation and amortization expense	3,639	3,868	3,975	3,969	15,451
Total operating income	32,060	21,517	13,130	21,633	88,340
Other expense, net	1,200	1,363	1,927	3,789	8,279
Income from continuing operations before income tax expense	$30,860	$20,154	$11,203	$17,844	$80,061
Other Operating Data (excluding All Other):
Number of full-time billable consultants (at period end) (1):
Huron Healthcare	995	1,114	1,109	1,099	1,099
Huron Education and Life Sciences	429	407	413	418	418
Huron Business Advisory	166	172	197	205	205
Total	1,590	1,693	1,719	1,722	1,722
Average number of full-time billable consultants (for the period) (1):
Huron Healthcare	985	1,071	1,114	1,109	1,070
Huron Education and Life Sciences	434	415	403	417	417
Huron Business Advisory	161	169	184	207	180
Total	1,580	1,655	1,701	1,733	1,667

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Quarter Ended				Year Ended
Other Operating Data (continued):	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Full-time billable consultant utilization rate (2):
Huron Healthcare	78.9%	81.7%	74.0%	78.6%	78.3%
Huron Education and Life Sciences	68.3%	71.8%	71.3%	74.2%	71.3%
Huron Business Advisory	68.5%	75.3%	65.4%	63.5%	68.0%
Total	74.9%	78.5%	72.5%	75.7%	75.4%
Full-time billable consultant average billing rate per hour (3):
Huron Healthcare	$272	$229	$230	$262	$248
Huron Education and Life Sciences	$200	$225	$225	$227	$219
Huron Business Advisory	$238	$257	$277	$248	$255
Total	$251	$231	$234	$252	$242
Revenue per full-time billable consultant (in thousands):
Huron Healthcare	$102	$88	$81	$92	$363
Huron Education and Life Sciences	$65	$75	$76	$76	$292
Huron Business Advisory	$79	$94	$88	$71	$330
Total	$90	$85	$81	$86	$341
Average number of full-time equivalents (for the period) (5):
Huron Healthcare	51	58	64	68	60
Huron Education and Life Sciences	39	44	45	46	43
Huron Business Advisory	8	7	9	11	9
Total	98	109	118	125	112
Revenue per full-time equivalent (in thousands):
Huron Healthcare	$129	$115	$115	$105	$461
Huron Education and Life Sciences	$139	$146	$129	$144	$558
Huron Business Advisory	$84	$104	$106	$96	$390
Total	$129	$126	$120	$119	$493

(1)	Consists of our full-time professionals who provide consulting services and generate revenues based on the number of hours worked.

(2)
Utilization rate for our full-time billable consultants is calculated by dividing the number of hours all of our full-time billable consultants worked on client assignments during a period by the total available working hours for all of these consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.

(3)	Average billing rate per hour for our full-time billable consultants is calculated by dividing revenues for a period by the number of hours worked on client assignments during the same period.

(4)
The Huron Business Advisory segment includes the operations of Rittman Mead India, a business that we acquired in July 2015. Absent the impact of Rittman Mead India, the average billing rate per hour for Huron Business Advisory for the three months ended September 30, 2015 and December 31, 2015 and the full year 2015 would have been $245, $258, and $256, respectively.

(5)
Consists of consultants who work variable schedules as needed by our clients, as well as other professionals who generate revenues primarily based on number of hours worked. Also includes our cultural transformation consultants within our Studer Group solution, which include coaches and their support staff, and full-time employees who provide software support and maintenance services to our clients.

N/M - Not meaningful

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (6)
(In thousands)
(Unaudited)

	Quarter Ended				Year Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
Revenues	$154,426	$184,019	$175,465	$185,100	$699,010
Net income from continuing operations	$968	$14,148	$14,277	$32,502	$61,895
Add back:
Income tax expense	1,892	9,987	9,741	50	21,670
Interest and other expenses	5,076	4,662	6,038	4,157	19,933
Depreciation and amortization	7,743	11,369	11,276	11,535	41,923
Earnings before interest, taxes, depreciation and amortization (EBITDA) (6)	15,679	40,166	41,332	48,244	145,421
Add back:
Restructuring charges	656	601	320	1,752	3,329
Litigation and other (gains) losses	(226)	750	—	(10,000)	(9,476)
Adjusted EBITDA (6)	$16,109	$41,517	$41,652	$39,996	$139,274
Adjusted EBITDA as a percentage of revenues (6)	10.4%	22.6%	23.7%	21.6%	19.9%

RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (6)
(In thousands)
(Unaudited)

	Quarter Ended				Year Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
Net income from continuing operations	$968	$14,148	$14,277	$32,502	$61,895
Weighted average shares – diluted	22,602	22,654	22,592	22,551	22,600
Diluted earnings per share from continuing operations	$0.04	$0.62	$0.63	$1.44	$2.74
Add back:
Amortization of intangible assets	4,631	8,141	7,913	8,011	28,696
Restructuring charges	656	601	320	1,752	3,329
Litigation and other (gains) losses	(226)	750	—	(10,000)	(9,476)
Non-cash interest on convertible notes	1,754	1,775	1,795	1,817	7,141
Tax effect	(2,685)	(4,439)	(3,951)	(623)	(11,698)
Net tax benefit related to “check-the-box” election	—	—	—	(12,336)	(12,336)
Total adjustments, net of tax	4,130	6,828	6,077	(11,379)	5,656
Adjusted net income from continuing operations (6)	$5,098	$20,976	$20,354	$21,123	$67,551
Adjusted diluted earnings per share from continuing operations (6)	$0.23	$0.93	$0.90	$0.94	$2.99

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (6)
(In thousands)
(Unaudited)

	Quarter Ended				Year Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Revenues	$155,756	$156,109	$151,904	$163,917	$627,686
Net income from continuing operations	$17,094	$12,473	$7,467	$9,968	$47,002
Add back:
Income tax expense	13,766	7,681	3,736	7,876	33,059
Interest and other expenses	1,200	1,363	1,927	3,789	8,279
Depreciation and amortization	4,577	5,113	5,157	5,194	20,041
Earnings before interest, taxes, depreciation and amortization (EBITDA) (6)	36,637	26,630	18,287	26,827	108,381
Add back:
Restructuring charges	(5)	724	115	1,977	2,811
Other gains	—	(440)	(150)	—	(590)
Adjusted EBITDA (6)	$36,632	$26,914	$18,252	$28,804	$110,602
Adjusted EBITDA as a percentage of revenues (6)	23.5%	17.2%	12.0%	17.6%	17.6%

RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (6)
(In thousands)
(Unaudited)

	Quarter Ended				Year Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Net income from continuing operations	$17,094	$12,473	$7,467	$9,968	$47,002
Weighted average shares – diluted	23,086	23,098	22,975	22,548	22,925
Diluted earnings per share from continuing operations	$0.74	$0.54	$0.33	$0.44	$2.05
Add back:
Amortization of intangible assets	1,888	2,385	2,309	2,314	8,896
Restructuring charges	(5)	724	115	1,977	2,811
Other gains	—	(440)	(150)	—	(590)
Non-cash interest on convertible notes	—	—	406	1,733	2,139
Tax effect	(753)	(1,068)	(1,072)	(2,409)	(5,302)
Net tax expense related to “check-the-box” election	1,161	—	—	—	1,161
Total adjustments, net of tax	2,291	1,601	1,608	3,615	9,115
Adjusted net income from continuing operations (6)	$19,385	$14,074	$9,075	$13,583	$56,117
Adjusted diluted earnings per share from continuing operations (6)	$0.84	$0.61	$0.39	$0.60	$2.45

(6)
In evaluating the Company’s financial performance, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Our management uses these non-GAAP financial measures to gain an understanding of our comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect our ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing our business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.